UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2021

ALLIED MOTION TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	0-04041	84-0518115
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

495 Commerce Drive

Amherst, New York 14228

(Address of Principal Executive Offices, including zip code)

(716) 242-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	AMOT	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 3.02. Unregistered Sales of Equity Securities

On November 2, 2021, Allied Motion Technologies Inc. (the “Company”) entered into a Subscription Agreement in connection with the sale of 10,685 shares of the Company’s common stock, no par value per share (the “Common Stock”) for a purchase price of $36.07 per share (a total of $385,408). The shares of Common Stock issued and sold under the Subscription Agreement were offered and sold by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, (the “Securities Act”).

On November 4, 2021, the Company entered into an Equity Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company acquired all of the outstanding membership interests of Alio Industries, LLC from Ali Holdings, Inc. (the “Seller”). As partial consideration under the Purchase Agreement, the Company issued 139,353 shares of Common Stock (the “Initial Shares”) to the Seller which were valued at $35.88 per share (a total of $4,999,986). In addition, the Purchase Agreement provides that Seller shall be entitled to receive certain earn-out payments, which will be paid in a combination of cash and shares of Common Stock (the “Earn-Out Shares”). The Initial Shares were, and any Earn-Out Shares will be, issued by the Company to Seller in reliance upon on Section 4(a)(2) of the Securities Act. Seller represented that it was an “accredited investor” and will acquire the Initial Shares and any Earn-Out Shares (if any) for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 9.01. Financial Statements and Exhibits

104Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 9, 2021ALLIED MOTION TECHNOLOGIES INC.

By:  /s/ Michael R. Leach

Michael R. Leach

Senior Vice President and Chief Financial Officer